THIS DOCUMENT IS A COPY OF THE EXHIBIT TO THE REGISTRANT'S
             CURRENT REPORT ON FORM 8-K FILED ON NOVEMBER 17, 1995.



                             Underwriter's Statement

      MLMI Mortgage Pass-Through Certificates, Series 1995-C3-$553,496,000

     The attached Structural Term Sheet and Collateral Term Sheet (the "Term Sheets") are privileged and confidential and are intended for use by the addressee only. These Term Sheets are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and First Union Capital Markets Corp. ("First Union") and not by the issuer of the securities or any of it affiliates. The issuer of the securities has not prepared or taken part in the preparation of these materials. The Term Sheets are based upon information made available to Merrill Lynch or First Union. None of Merrill Lynch, First Union, the issuer of the securities, or any of or their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     No assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheets in any particular context; or as to whether the Term Sheets reflect future performance. These Term Sheets should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheets are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Term Sheets are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in the Structural Term Sheet has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to such securities has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in the Structural Term Sheet for definitive terms of the securities and the collateral. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320 or First Union at (704) 374-4565.

     Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

     Investor Preliminary - Structural Term Sheet MLMI Mortgage Pass-Through
                  Certificates, Series 1995-C3 - $553,496,000
--------------------------------------------------------------------------------

                                                        Dated: November 15, 1995


                               Offered Securities:

                                               NWAC-Spread
                 S&P/Duff       Principal        Initial        Approx.      Avg.        Principal
    Class         Ratings        Amount           Coupon         Price       Life          Window          Sub.
    -----        --------       ---------      -----------      -------      ----        ---------         ----

     A-1          AAA/AAA       135.2 mm          6.776%        101-00      5.3        12/95 to 11/02      31%

     A-2          AAA/AAA        32.2 mm          6.857%        101-00      7.5         11/02 to 8/04      31%

     A-3          AAA/AAA       276.7 mm          6.985%        101-00      9.8         8/04 to 11/05      31%

      B            AA/AA         38.6 mm          7.192%        101-00     10.0        11/05 to 11/05      25%

      C             A/A          32.2 mm          7.439%        101-00     10.0        11/05 to 11/05      20%

      D           BBB/BBB        38.6 mm          7.932%        101-00     10.0        11/05 to 11/05      14%

     IO           NR/AAA           --             1.499%          8-04      8.6        12/95 to 11/05      --


----------
* Subordinated Certificates totaling $90.1mm.




o Issue: Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates, Series 1995-C3.


o The Offering: Fixed rate commercial mortgage-backed securities having an estimated aggregate initial Certificate Balance of $553,496,000. Subordinated certificates will be offered privately in an estimated aggregate initial Certificate Balance of $90,104,375.

o  Rating Agencies: Standard & Poor's, Duff & Phelps

o  Underwriters: Merrill Lynch & Co. and First Union Capital Markets Corp.

o Cut-Off Date: November 1, 1995 (except for loans originated on November 2nd or 3rd, in which case the date of origination).

o  Interest Accrual Period: 1st to the 1st (24 day delay)

o  Closing Date: November 29, 1995

o  First Distribution Date: December 26, 1995

o  Rated Final Distribution Date: December 26, 2025

o  Master Servicer: Bankers Trust Company

o  Special Servicer: CRIIMI MAE, Inc.

o  Trustee: Union Bank

o  Advancing: Yes-Through liquidation. No advance of balloon amounts

o  Compensating Interest: Yes, to the extent of servicing fee.

o  Expected Pricing Date: November 21, 1995

o  Minimum Denomination: $100,000

o  Delivery: DTC, CEDE & Co.

o  SMMEA: None of the Offered Classes is SMMEA eligible.

o  Tax Treatment: REMIC

o  Allocation of Prepayment Penalties:

   - Prepayment premiums are allocated 25% to Classes A-1, A-2, A-3, B, C and D sequentially. The remainder will go to Class IO.

   - Yield Maintenance charges will be allocated to Classes A-1, A-2, A-3, B, C and D subject to individual formula. Class IO will receive any remaining amounts after the above allocation is distributed.



     Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural Term Sheet does not include all relevant information relating to the securities described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural Term Sheet is based on sources which Merrill Lynch, Pierce, Fenner & Smith, Incorporated, ("Merrill Lynch") or First Union Capital Markets Corp. ("First Union") believes to be reliable, Merrill Lynch and First Union make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Merrill Lynch and/or First Union, its or their affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, Merrill Lynch and/or First Union and certain of its or their affiliates may currently be providing investment banking and other services to the Issuer of such securities and the borrowers and their affiliates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                                  Merrill Lynch
                                 (212) 449-5320


                        First Union Capital Markets Corp.
                                 (704) 374-4565

                  Investor Preliminary - Collateral Term Sheet
     MLMI Mortgage Pass-Through Certificates, Series 1995-C3 - $553,496,000
--------------------------------------------------------------------------------

                                                        Dated: November 15, 1995

o  Properties: 149 commercial and multifamily properties located in 33 states.
               (61.5 % multifamily, 23.6 % retail, 8.1% healthcare facilities, 3.2% hospitality, 1.4% office, 1.4% industrial/warehouse, 0.8% mobile home park.)
               No release or substitution of properties permitted.
o  Loans: 100% fixed rate; 91.6% balloons.
          All new originations through conduit programs.
          First Union contributed 57.7%, Merrill Lynch contributed 42.3%,
          Most loans were originated as 7 and 10 year balloons and have an average balance of $4.3 million. Two of the loans within the pool are Cross-Collateralized or Cross-Defaulted.

o  Gross WAC / WAM / Wtd. Avg. DSCR:  8.70% / 10.7 years / 1.36x.
o  Call Protection:  Currently 95% are locked out and 5% have yield maintenance.

                                Loan Information
                                ----------------

  Total Balance:          $643.6 million (149 loans)
  Avg/Max Balance:        $4.3 million/$24 million
  Loan Types:             All fixed rate, 91.6% balloons.
  Loan Terms:             86.8% originally 5, 7, or 10 yr. balloons.
  Gross WAC:              8.70% (Range (equal) 7.84%-11.42%)
  Net WAC:                8.53%
  Avg Seasoning:          4 months (100% originated in 1994/95)
  Stated RTM:             10.7 years
  WA DSCR:                1.36x
  Call Protection:        All currently locked out or yield maintenance.
  Borrower Concentration: None greater than 7% of the pool.


                           Property Type Distribution
                           --------------------------
                                          %
  Type                        #        (by Bal)      DSCR
  ----                        --        -------      ----

  Multi:                      91        61.5%        1.33x
  Retail:                     36        23.6%        1.32x
  Healthcare:                  9         8.1%        1.63x
  Hotel:                       6         3.2%        1.41x
  Office:                      2         1.4%        1.37x
  Ind/Ware:                    4         1.4%        1.36x
  Mobile Home:                 1         0.8%        1.30x
                             ---         ----        -----
  Tot/Avg:                   149         100%        1.36x


                               State Distribution
                               ------------------
                                (Total of States)

                                        Bal       %
  State                          #     (mm)    (by Bal)
  -----                          --    ----    --------

  Texas:                         33    $130      20%
  California:                    15     103      16%
  Massachusetts:                 16      49       8%
  Florida:                        8      39       6%
  All others (less than) 6%:     77     323      50%
                                ---    ----     ----
  Totals                        149    $644     100%



         Prepayment Restrictions as of the Cut-Off Date by Original Term
           Currently 95% are Locked Out and 5% have Yield Maintenance

                                                                        Lockout
                                                                       Then Yield                                     Remaining
                                                             Lockout   Maintenance  Lockout    Yield                   Years To:
            #                                     Lockout     Then       Then        Then    Maintenance             --------------
Original    of     Bal                           Then Yield  Declining  Declining   Open to   Declining    Yield     End of  Begin
 Term      Loans  (mm)   % Pool  Run %   Rate   Maintenance  Penalty %  Penalty %   Prepay    Penalty %  Maintenance Lockout  Open
--------   -----  ----   ------  -----  -----   -----------  ---------  ---------   -------   ---------  ----------- ------- ------

5 Yr
 Balloon     2     $7.2    1.12%    1%  10.747%     0.0%      100.0%      0.0%        0.0%       0.0%        0.0%      1.8     4.0

6.5 Yr
 Balloon     1      4.7    0.74     2    9.840      0.0         0.0       0.0         0.0        0.0       100.0       0.0     4.5

7 Yr
 Balloon    17     87.4   13.59    15    8.864     26.0        59.9       0.0         0.0       14.0         0.0       3.4     6.5

10 Yr
 Balloon    105   463.8   72.07    88    8.584     46.2        39.9      12.1         0.0        0.0         1.8       4.1     9.4

15 Y
 Balloon      6    21.0    3.26    91    8.185      0.0       100.0       0.0         0.0        0.0         0.0       8.0    14.8

25 Yr
 Balloon      2     5.4    0.84    92    8.516      0.0         0.0       0.0       100.0        0.0         0.0      15.1    15.0


Full
 Amortizing  16    54.0    8.38   100    9.312      0.0        44.3       0.0        42.9       12.7         0.0      11.3    17.3
            ---  ------  ------   ---    -----     ----        ----       ---        ----       ----         ---      ----    ----
Totals/
Wtd. Avgs.  149  $643.6  100.00%  100%   8.703%    36.8%       45.0%      8.7%        4.4%       3.0%        2.0%      4.8     9.8



     Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Collateral Term Sheet does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information contained herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Merrill Lynch, Pierce, Fenner & Smith, Incorporated, ("Merrill Lynch") or First Union Capital Markets Corp. ("First Union") believes to be reliable, Merrill Lynch and First Union make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                                  Merrill Lynch
                                 (212) 449-5320


                        First Union Capital Markets Corp.
                                 (704) 374-4565


     This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement and supersede all prior Collateral Term Sheets and the information contained therein.

                  Investor Preliminary - Collateral Term Sheet
     MLMI Mortgage Pass-Through Certificates, Series 1995-C3 - $553,496,000
--------------------------------------------------------------------------------
o Loans With Lockouts: The weighted average term to end of lockout is 4.8 years. 131 of the locked out loans typically have some form of prepayment protection after the lockout period has expired. These penalties are summarized as follows:

                                                                       %
Lockout Terms                          # of Loans     Balance     (By Balance)
-------------                          ----------     -------     ------------
Locked out then Declining Penalty           54        $289.7          45.0%
Locked out then Yield Maintenance           62         236.8          36.8
Locked out then Yield Maintenance
then Declining Penalty %                    15          56.3           8.7
Locked out then open to Prepay              10          28.6           4.5
                                            ---       ------           --
Totals                                      141       $611.4           95%

o Loans Currently With Yield Maintenance: Of the loans that have Yield Maintenance penalties following the lockout period, 45.5% are subject to a minimum penalty of 1% of the then outstanding balance or the yield maintenance premium calculated. Generally, this penalty is calculated at Treasuries +50 bps. These loans can be broken down into two categories.

                                                                                                      Wtd. Avg.
                                                                  Balance              %           Years Till Yield
                                          # of Loans               (mm)           (By Balance)     Maintenance Ends
                                          ----------              -------         ------------     ----------------
Yield Maintenance then Open                   5                    $13.0               2.0%              7.5
Yield Maintenance to Declining Penalty        3                     19.2               3.0               6.5
                                              -                    -----               ---               ---
Totals                                        8                    $32.2               5.0%              6.9

                  Loan/Credit Characteristics by Property Type
                                                             Wtd.      Wtd.   Avg. Loan  Maximum
                       Balance   # of    % by    Wtd. Avg. Cut Off   Balloon   Balance    Balance      Avg.             Loan
                         (MM)   Loans  Balance      DSCR     LTV       LTV      (MM)       (MM)        Size            to Size
                       -------  -----  -------   --------- -------   ------   ---------  --------      ----            -------
   Multifamily         $361.1     80     56.1%     1.34x     73.2      64.2      4.5       15.6      202 Units      $25,455/Unit
   Section 42            34.6     11      5.4      1.20x     75.4      31.7      3.1        6.7      193 Units       17,688/Unit
                        -----     --     ----      ----      ----      ----      ---       ----    ---------------  --------------
Multifamily Subtotals   395.7     91     64.5      1.33x     73.4      63.7      4.3       15.6      201 Units      $24,776/Unit

   Anchored             100.4     16     15.6      1.29x     70.4      59.1      6.3       24.0    114,405 Sq. Ft.   $103/Sq. Ft.
   Unanchored            51.4     20      8.0      1.37x     65.2      54.1      2.6        8.4     43,476 Sq. Ft.     90/Sq. Ft.
                        -----     --     ----      ----      ----      ----      ---       ----    ---------------  --------------
Retail Subtotals        151.8     36     23.6      1.32x     68.7      57.4      4.2       24.0     75,000 Sq. Ft.    $98/Sq. Ft.

   Assisted Living       26.7      5      4.2      1.59x     63.6      55.9      5.3        6.9       138 Beds        40,030/Bed
   Continuum Care        13.2      1      2.1      1.49x     66.2      57.7     13.2       13.2       226 Beds        58,589/Bed
   Nursing Home          12.1      3      1.9      1.87x     64.0      54.3      4.0        5.4       141 Beds        30,147/Bed
                        -----     --     ----      ----      ----      ----      ---       ----    ---------------  --------------
Healthcare Subtotals     52.0      9      8.1      1.63x     64.4      56.0      5.8       13.2       149 Beds        42,466/Bed

   Hotels Flagged         6.1      1      1.0      1.29x     60.2      56.2      6.1        6.1       175 Keys        34,743/Key
   Motels Flagged        14.7      5      2.2      1.46x     66.6      55.2      2.9        5.2       169 Keys        18,276/Key
                        -----     --     ----      ----      ----      ----      ---       ----    ---------------  --------------
Hospitality Subtotals    20.8      6      3.2      1.41x     64.7      56.1      3.5        6.1       170 Keys        23,084/Key

Industrial/
Warehouse:                9.3      4      1.5      1.36x     63.9      53.6      2.3        3.6    127,703 Sq. Ft.    $25/Sq. Ft.

Office:                   9.0      2      1.4      1.37x     65.1      54.4      4.5        5.0     92,029 Sq. Ft.    $50/Sq. Ft.

Mobile Home Park:         5.0      1      0.8      1.30x     76.9      68.0      5.0        5.0      327 Units      $15,291/Unit
                        -----     --     ----      ----      ----      ----      ---       ----    ---------------  --------------
Totals/Averages:       $643.6    149    100.0%     1.36x     71.0%     61.2%    $4.3      $24.0          --              --

     Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Collateral Term Sheet does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information contained herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Merrill Lynch, Pierce, Fenner & Smith, Incorporated, ("Merrill Lynch") or First Union Capital Markets Corp. ("First Union") believes to be reliable, Merrill Lynch and First Union make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                                  Merrill Lynch
                                 (212) 449-5320

                        First Union Capital Markets Corp.
                                 (704) 374-4565

     This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement and supersede all prior Collateral Term Sheets and the information contained therein.

                  Investor Preliminary - Collateral Term Sheet
     MLMI Mortgage Pass-Through Certificates, Series 1995-C3 - $553,496,000
--------------------------------------------------------------------------------

                                 MLMI 1995 - C3
                      Loan Concentration for Combined Pool
                             Total Amount by State

State      Loans          Balance             % of Pool
-----      -----          -------             ---------
 AL          2           5,259,966              0.82%
 AZ          5          33,890,347              5.27%
 CA         15         102,858,868             15.98%
 CO          5          30,653,256              4.76%
 CT          4           9,476,873              1.47%
 DE          1           5,152,000              0.80%
 FL          8          39,418,049              6.12%
 GA          9          30,724,973              4.77%
 ID          1           2,400,000              0.37%
 IL          4          21,545,000              3.35%
 IN          2          11,134,844              1.73%
 MA         16          48,940,822              7.60%
 ME          1           2,930,099              0.46%
 MI          1           4,928,000              0.77%
 MN          2           7,118,328              1.11%
 MO          1           1,436,000              0.22%
 NC          2           4,698,556              0.73%
 NH          1           2,098,358              0.33%
 NJ          6          34,297,947              5.33%
 NM          2           2,461,439              0.38%
 NY          6          18,090,088              2.81%
 OH          1           6,360,609              0.99%
 OK          2           3,353,550              0.52%
 OR          1          13,241,198              2.06%
 PA          3           7,722,457              1.20%
 SC          5          25,726,120              4.00%
 TN          3           6,803,250              1.06%
 TX         33         130,390,951             20.26%
 UT          1           1,513,000              0.24%
 VA          2           4,709,627              0.73%
 WA          1           2,150,000              0.33%
 WI          2          20,680,000              3.21%
 WY          1           1,435,801              0.22%
Totals     149         643,600,376               100%


     Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Collateral Term Sheet does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information contained herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Merrill Lynch, Pierce, Fenner & Smith, Incorporated, ("Merrill Lynch") or First Union Capital Markets Corp. ("First Union") believes to be reliable, Merrill Lynch and First Union make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

    This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement and supersede all prior Collateral Term Sheets and the information contained therein.

                  Investor Preliminary - Collateral Term Sheet
     MLMI Mortgage Pass-Through Certificates, Series 1995-C3 - $553,496,000
--------------------------------------------------------------------------------


                                 MLMI 1995 - C3
                 California Loan Concentration for Combined Pool
                               Total Amount by MSA

     MSA                         Unpaid Loan Balance     % of MSA to California
     ---                         -------------------     ----------------------
Los Angeles - Long Beach             $ 30,402,686              29.56%
Oakland                                 2,781,302               2.70%
Orange County                          48,812,112              47.46%
Riverside - San Bernardino              5,387,425               5.24%
San Diego                               7,250,034               7.05%
San Jose                                2,300,000               2.24%
Ventura                                 5,925,309               5.76%
Totals:                               102,856,868                100%

Total Number of California Properties:  15


     Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Collateral Term Sheet does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information contained herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Merrill Lynch, Pierce, Fenner & Smith, Incorporated, ("Merrill Lynch") or First Union Capital Markets Corp. ("First Union") believes to be reliable, Merrill Lynch and First Union make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

    This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement and supersede all prior Collateral Term Sheets and the information contained therein.
                                  Page 11 of 14

                  Investor Preliminary - Collateral Term Sheet
     MLMI Mortgage Pass-Through Certificates, Series 1995-C3 - $553,496,000
--------------------------------------------------------------------------------


                                 MLMI 1995 - C3
                      Texas Concentration for Combined Pool
                               Total Amount by MSA

     MSA                         Unpaid Loan Balance      % Of MSA to Texas
     ---                         -------------------      -----------------
Austin - San Marcos                    $  3,780,000               2.90%
Bryan - College Station                  10,969,278               8.41%
Corpus Christi                            6,383,993               4.90%
Dallas                                   27,795,718              21.32%
Fort Worth--Arlington                    23,120,666              17.73%
Houston                                  53,141,327              40.76%
Killeen - Temple                          5,200,000               3.99%
Totals:                                 130,390,952                100%

Total Number of Texas Properties:  33


     Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Collateral Term Sheet does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information contained herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Merrill Lynch, Pierce, Fenner & Smith, Incorporated, ("Merrill Lynch") or First Union Capital Markets Corp. ("First Union") believes to be reliable, Merrill Lynch and First Union make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

    This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement and supersede all prior Collateral Term Sheets and the information contained therein.

                         Investor Collateral Term Sheet
     MLMI Mortgage Pass-Through Certificates, Series 1995-C3 - $553,496,000

--------------------------------------------------------------------------------

                              LOAN/PROPERTY SUMMARY
                              ---------------------


                                Loan Information
                                ----------------

  Total Balance:          $643.6 million (149 loans)
  Avg/Max Balance:        $4.3 million/$24 million
  Loan Types:             All fixed rate, 91.6% balloons.
  Loan Terms:             86.8% originally 5, 7, or 10 yr. balloons.
  Gross WAC:              8.70% (Range (equals) 7.84 %-11.42%)
  Net WAC:                8.53%
  Avg Seasoning:          4 months (100% originated in 1994/95)
  Stated RTM:             10.7 years
  WA DSCR:                1.36x
  Call Protection:        All currently locked out or yield maintenance.
  Borrower Concentration: None greater than 7% of the pool.


                           Property Type Distribution
                           --------------------------
                                        %
  Type                        #      (by Bal)     DSCR
  ----                        --     --------     ----
  Multi:                      91       61.5%      1.33x
  Retail:                     36       23.6%      1.32x
  Healthcare:                  9        8.1%      1.63x
  Hotel:                       6        3.2%      1.41x
  Office:                      2        1.4%      1.37x
  Ind/Ware:                    4        1.4%      1.36x
  Mobile Home:                 1        0.8%      1.30x
                             ---        ----      -----
  Tot/Avg:                   149        100%      1.36x



                               State Distribution
                               ------------------
                                (Total of States)

                                       Bal      %
  State                         #     (mm)   (by Bal)
  -----                         --    ----   --------
  Texas:                        33    $130      20%
  California:                   15     103      16%
  Massachusetts:                16      49       8%
  Florida:                       8      39       6%
  All others (less than) 6%:    77     323      50%
                               ---    ----     ----
  Totals                       149    $644     100%


                                Cut-Off Balances
                                ----------------

                                                                   % of
Balance                                       #        Balance     Pool
-------                                      ---       --------    ----
(less or equal to) $2 million                 42       $ 58.2mm      9.0%
(plus) $2-$5 million                          59        190.8       29.7
(plus) $5-$10 million                         40        276.8       43.0
(plus) $10-$24 million                         8        117.8       18.3
-------                                      ---       --------    -----
Totals                                       149       $643.6mm    100.0%

Average Balance (equal) $4.3 million


                          Debt Service Coverage Ratios
                          ----------------------------

                                           % of                    Wtd. Avg.
DSCR Range                           #     Pool   Cumulative %    Stated RTM
----------                          --     ----   ------------    ----------
1.15 to 1.20 (a)                     9      4.8%       4.8%         20.1 yrs
(greater than) 1.20 to 1.30         48     41.5       46.3          10.5
(greater than) 1.30 to 1.40         56     30.1       76.4          10.0
(greater than) 1.40 to 1.50         15     11.6       88.0          10.4
(greater than) 1.50 to 1.60         13      7.3       95.3           9.8
(greater than) 1.60 to 2.02          8      4.7      100.0           9.4
---------------------------         --    -----      -----          ----
Totals                                    100.0%                    10.7 yrs

Weighted Average DSCR (equal) 1.36

(a) The only Mortgage Loans with a DSCR below 1.20x are Mortgage Loans secured by Section 42 properties.


     Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Collateral Term Sheet does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information contained herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Merrill Lynch, Pierce, Fenner & Smith, Incorporated, ("Merrill Lynch") or First Union Capital Markets Corp. ("First Union") believes to be reliable, Merrill Lynch and First Union make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.


                                  Merrill Lynch
                                 (212) 449-5320


                        First Union Capital Markets Corp.
                                 (704) 374-4565

     This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement and supersede all prior Collateral Term Sheets and the information contained therein.

                         Investor Collateral Term Sheet
     MLMI Mortgage Pass-Through Certificates, Series 1995-C3 - $553,496,000
--------------------------------------------------------------------------------

                         LOAN/PROPERTY SUMMARY (Cont'd)
                         ------------------------------

                            Gross Coupon Distribution

                                                   % of
Coupon Range               #       Balance         Pool
------------               --      -------         ----
7.84%-8.00%                 3      $  22.1mm        3.4%
(plus) 8.00%-8.50%         65        315.8         49.1
(plus) 8.50%-9.00%         44        175.0         27.2
(plus) 9.00%-9.75%         24         75.4         11.7
(plus) 9.75%-11.42%        13         55.4          8.6
                          ---      -------        -----
Totals                    149      $ 643.6mm      100.0%

Weighted Average Gross Coupon (equal) 8.70%


                                  Cut-Off LTV's
                                  -------------

                                       % of     Wtd. Avg.
LTV Range                      #       Pool    Stated RTM
---------                      --      ----    ----------
30%-60%                        14      4.6%       9.6 yrs
(greater than) 60%-70%         64      37.1      10.5
(greater than) 70%-80%         67      56.7      10.5
(greater than) 80%-83.36%       4       1.6      22.8
                              ---     ------     --------
Totals                        149     100.0%     10.7 yrs

Weighted Average Cut Off LTV (equal) 71.0 %

No Mortgage Loan has a Cut-Off Date LTV Ratio higher than 80% with the exception of three Section 42 properties which do not exceed 83.36%.

                                 Remaining Term
                                 --------------
                                                          % of
                                #          Balance        Pool
                               ---         -------       ------
0 (plus) to 5 years              3         $11.9mm         1.9%
5 to (less than) 9 years        18          91.0          14.1
9 to (less than) 10 years       65          238.3         37.0
10 to (less than) 11 years      39          222.0         34.5
11 to 21 years                  13           45.8          7.1
(plus) 21 to 25 years           11           34.6          5.4
                               ---         --------      ------
Totals                         149         $643.6mm      100.0%

   Weighted Average (equal) 10.7 years

                                  Balloon LTV's
                                  -------------

                                                          % of     Wtd. Avg.
LTV Range                                         #       Pool    Stated RTM
---------                                        ---      ----    ----------
(greater than) 0% (less than or equal to) 50%     14       4.7%    12.0 yrs
(greater than) 50% (less than or equal to 60%     54      31.8      9.6
(greater than) 60% (less than) 70%                55      46.7      9.7
(greater than) 70% (less than) 75%                10       8.4      8.1
Fully Amortized                                   16       8.4     22.4
                                                 ---     ------    --------
Totals                                           149     100.0%    10.7 yrs

Weighted Average Balloon LTV (equal) 61.2%

                                   Loan Source
                                   -----------
                          % of                   Wtd. Average
   Type             #     Pool      Gross WAC        Term
   ----            ---    ----      ---------    ------------
Origination        138    93.2%       8.59%        10.8 yrs
Purchase            11     6.8       10.25         10.2
                   ---    ------     ------        --------
Totals             149    100.0%      8.70%        10.7 yrs

     Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Collateral Term Sheet does not include all relevant information relating to the collateral described herein, particularly with respect to the risks and special considerations associated therewith. All collateral information contained herein is preliminary and it is anticipated that such information may change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Collateral Term Sheet is based on sources which Merrill Lynch, Pierce, Fenner & Smith, Incorporated, ("Merrill Lynch") or First Union Capital Markets Corp. ("First Union") believes to be reliable, Merrill Lynch and First Union make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                                  Merrill Lynch
                                 (212) 449-5320

                        First Union Capital Markets Corp.
                                 (704) 374-4565

     This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement and supersede all prior Collateral Term Sheets and the information contained therein.